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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


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                                   FORM 8-K/A
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                         Commission File Number 1-10585


       Date of the report (Date of earliest event reported): May 21, 2001


                    -----------------------------------------



                            CHURCH & DWIGHT CO., INC.
             (Exact Name of Registrant as Specified in its Charter)

     Delaware                                          13-4996950
(State or Other Jurisdiction              (I.R.S. Employer Identification No.)
     or Incorporation)

469 North Harrison Street, Princeton, New Jersey                   08543
  (Address of Principal Executive Offices)                       (Zip Code)



       Registrant's telephone number, including area code: (609) 683-5900


                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)


                    -----------------------------------------


The Company is filing this amendment to its Form 8-K filed on June 5, 2001 to incorporate Item 7, Financial Statements and Exhibits with regard to the merger with USA Detergents.




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



ITEM 2.       ACQUISITION OR DISPOSITION OF ASSETS

(a) On May 18, 2001, Church & Dwight Co., Inc., a Delaware corporation, through its wholly owned subsidiary, US Acquisition Corp., a Delaware corporation, completed its previously disclosed tender offer for the outstanding shares of common stock of USA Detergents, Inc., a Delaware corporation. The details of the tender offer were disclosed in a Tender Offer Statement on Schedule TO, filed with the SEC on April 12, 2001 and subsequently amended (the "Schedule TO"). According to the Depositary's final report, 11,318,679 shares were validly tendered and not withdrawn as of the expiration of the tender offer, representing approximately 79.7% of the outstanding USA Detergents shares. Church & Dwight Co., also owns 2,142,857 USA Detergents shares aquired prior to the tender offer, representing approximately 15% of the outstanding USA Detergents shares. On May 21, 2001, US Acquisition Corp. accepted for payment all of the shares validly tendered according to the terms of the tender offer. When combined with the shares accepted in the tender offer, US Acquisition Corp. beneficially owned a total of 13,461,536 shares representing 94.8% of the outstanding shares.

     On May 25, 2001, Church & Dwight Co. completed a short-form merger of US Acquisition Corp. with and into USA Detergents.

     Subsequently pursuant to a short-form merger of US Acquisition Corp. with and into USA Detergents, the Company became the owner of 100% of outstanding shares of USA Detergents.

      The source of funds used to acquire the USA Detergents shares was previously disclosed in the Schedule TO and the definitive agreement relating to the financing used to acquire the USA Detergents shares is filed as Exhibit 10 to this Current Report on Form 8-K.

(b) USA Detergents is a manufacturer and marketer of laundry and household cleaning products. Church & Dwight Co. currently intends to devote the USA Detergents assets to the continuation of the business operations of USA Detergents, substantially, as they were conducted prior to the completion of the merger.

ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS

(a)   Financial statements of businesses acquired.

      Audited consolidated balance sheets of USA Detergents Inc, as of December 31, 2000 and 1999, and the audited statements of operations, stockholders equity and cash flows for the years ended December 31, 2000, 1999 and 1998 which were filed with the Commission on April 2, 2001 are incorporated by reference.

      Unaudited consolidated balance sheet of USA Detergents as of March 31, 2001 and the consolidated statements of operations and cash flows for the quarter ended March 31, 2001 and 2000, which were filed with the Commission on May 21, 2001, are incorporated by reference.

(b)   Pro forma financial information

      The unaudited pro forma statement of consolidated statement of income for the year ended December 31, 2000 is attached on page 3.

      The unaudited pro forma statement of consolidated statement of income for the quarter ended March 31, 2001 and an unaudited consolidated balance sheet at March 31, 2001, along with a description of all pro forma adjustments, are attached as pages 4 through 7.

UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL DATA

       The unaudited pro forma statement of income for the year ended December 31, 2000 gives effect to the acquisition of all the common stock of USA Detergents as if it had occurred on January 1, 2000.

       The unaudited pro forma statement of income for the quarter ended March 30, 2001 gives effect to the acquisition of all the common stock of USA Detergents as if it had occurred on January 1, 2000. The pro forma consolidated balance sheet as of March 30, 2001 gives effect to the acquisition as if it occurred on March 30, 2001, based on the purchase method of accounting.

       The Company believes the accounting used for the pro forma adjustments provides a reasonable basis on which to present the unaudited pro forma consolidated financial statements. The pro forma adjustments do not include any synergies expected to be derived from the merger. The pro forma statements of consolidated income and pro forma consolidated balance sheets are unaudited and were derived by adjusting the historical consolidated financial statements of the Company and USA Detergents. The unaudited pro forma consolidated financial statements are provided for informational purposes only and should not be construed to be indicative of the Company's consolidated results of income or financial position had the transaction been consummated on the dates assumed and do not project the Company's consolidated results of income or consolidated financial position for any future date or period.

       The unaudited pro forma consolidated financial statements and accompanying notes thereto should be read in conjunction with the Church & Dwight historical consolidated financial statements and the notes thereto included in Church & Dwight's Annual Report on Form 10-K for year ended December 31, 2000 as well as USA Detergents' historical consolidated financial statements as of December 31, 2000 and 1999 and for the three years in the period ended December 31, 2000 which are incorporated by reference..

                    Church & Dwight Co., Inc and Subsidiaries
              Unaudited Pro Forma Consolidated Statement of Income
                      For the Year Ended December 31, 2000



                                                         Historical
                                                    -----------------------
                                                                                        Pro forma           Pro forma
(Dollars in thousands,except per share data)          CHD            USAD              Adjustments           Results
------------------------------------------------------------------------------------------------------------------------------------
NET SALES                                           $795,725       $249,004            $      -            $1,044,729
Cost of Sales                                        450,321        171,911                 116  (e)          622,348
------------------------------------------------------------------------------------------------------------------------------------
GROSS PROFIT                                         345,404         77,093                (116)              422,381
Marketing & G&A                                      271,332         72,418               3,119  (d)          346,869
Impairment & Other Items                              21,911          1,690                  -                 23,601
------------------------------------------------------------------------------------------------------------------------------------
INCOME FROM OPERATIONS                                52,161          2,985              (3,235)               51,911
Equity Income                                          3,011             -                   -                  3,011
Other income/(expense)                                (3,011)        (3,631)             (5,474) (f)          (12,428)
                                                                                           (312) (g)
------------------------------------------------------------------------------------------------------------------------------------
Income before taxes                                   52,161           (646)             (9,021)               42,494
Taxes                                                 18,315            125               3,392  (h)           15,048
Minority Interest                                        287             -                   -                    287

------------------------------------------------------------------------------------------------------------------------------------
NET INCOME                                         $  33,559    $      (771)         $   (5,629)          $    27,159
------------------------------------------------------------------------------------------------------------------------------------
Weighted average shares outstanding - Diluted         39,933                                                   39,933
EPS - Diluted                                        $ 0.84                                                    $ 0.68
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
See notes to unaudited pro forma consolidated financial statements

                    Church & Dwight Co., Inc and Subsidiaries
              Unaudited Pro Forma Consolidated Statement of Income
                      For the Quarter Ended March 30, 2001


                                                         Historical
                                                    -----------------------
                                                                                        Pro forma           Pro forma
(Dollars in thousands,except per share data)          CHD            USAD              Adjustments           Results
------------------------------------------------------------------------------------------------------------------------------------
NET SALES                                          $ 256,527       $   68,886          $   (1,954) (m)       $ 267,318
                                                                                          (56,141) (k)
Cost of Sales                                        162,429           61,291                  29  (o)         167,608
                                                                                          (56,141) (k)
------------------------------------------------------------------------------------------------------------------------------------
GROSS PROFIT                                          94,098            7,595              (1,983)              99,710
Marketing & G&A                                       73,146           10,539                 780  (n)          84,465
------------------------------------------------------------------------------------------------------------------------------------
INCOME FROM OPERATIONS                                20,952           (2,944)             (2,763)              15,245
Equity Income                                          1,032                -                   -                1,032
Other income/(expense)                                (1,268)            (766)                (78) (p)          (3,570)
                                                                                           (1,458) (q)
------------------------------------------------------------------------------------------------------------------------------------
Income before minority interest and taxes             20,716           (3,710)             (4,299)              12,707
Minority Interest                                      1,984                -              (1,954) (m)              30
------------------------------------------------------------------------------------------------------------------------------------
Income before taxes                                   18,732           (3,710)             (2,345)              12,677

Taxes                                                  6,585               75                (882) (r)           5,778
------------------------------------------------------------------------------------------------------------------------------------
NET INCOME                                        $   12,147       $   (3,785)         $   (1,463) (s)       $   6,899
------------------------------------------------------------------------------------------------------------------------------------
Weighted average shares outstanding - Diluted         40,333                                                    40,333
EPS - Diluted                                        $  0.30                                                    $ 0.17
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
See notes to unaudited pro forma consolidated financial statements

                    Church & Dwight Co., Inc and Subsidiaries
                 Unaudited Pro Forma Consolidated Balance Sheet
                                 March 30, 2001

                                                           Historical
                                                    -----------------------
                                                                                        Pro forma           Pro forma
(Dollars in thousands)                                CHD            USAD              Adjustments           Results
------------------------------------------------------------------------------------------------------------------------------------
CURRENT ASSETS:
     Cash and Short-Term Investments                 $  20,768    $         -        $          -           $  20,768
     Restricted Funds                                        -          2,002                   -               2,002
     Accounts Receivable                                85,205         23,013                   -              90,018
                                                                                          (18,200) (I)
     Inventories                                        58,296         12,370              (1,000) (a3)        69,666
     Deferred Taxes                                     11,560             42                   -              11,602
     Prepaids and other current assets                   6,938          7,884                (701) (a4)        14,121
------------------------------------------------------------------------------------------------------------------------------------
Total Current Assets                                   182,767         45,311             (19,901)            208,177
------------------------------------------------------------------------------------------------------------------------------------
Property, Plant and Equipment (Net)                    169,399         44,806                   -             215,940
                                                                                            1,735  (a2)

Equity Investment in Affiliates                         19,781              -                   -              19,781
Long-Term Supply Contracts                               8,577              -                   -               8,577
Goodwill and Other Intangibles                          82,635              -              (5,025) (b)        171,169
                                                                                           93,559  (a)
Other Assets                                            22,175          1,599                 935  (a)         11,125
                                                                                           (1,084) (a5)
                                                                                          (12,500) (b)
------------------------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                         $ 485,334     $   91,716           $  57,719           $ 634,769
------------------------------------------------------------------------------------------------------------------------------------

LIABILITIES AND EQUITY
------------------------------------------------------------------------------------------------------------------------------------
CURRENT LIABILITIES:
     Short-Term Borrowings                          $   12,500  $           -         $         -         $    12,500
     Current Portion of Long-Term Debt                     685         18,026             (18,026) (c)            685
     Cash Overdraft                                         -           4,113                   -               4,113
     Accounts Payable and Accrued Expenses             136,356         51,922               3,800  (a6)       175,832
                                                                                          (16,246) (I)

     Income Taxes Payable                                8,795              -                   -               8,795
------------------------------------------------------------------------------------------------------------------------------------
Total Current Liabilities                              158,336         74,061             (30,472)            201,925
------------------------------------------------------------------------------------------------------------------------------------
Long-Term Debt                                          19,749              -             112,027  (a)        134,548
                                                                                           18,026  (c)
                                                                                          (15,254) (b)
Deferred Taxes                                          21,041              -              (5,226) (a7)        14,976
                                                                                             (839) (b)
Deferred and Other Long-Term Liabilities                13,494            498                   -              13,992
Nonpension Postretirement and
     Postemployment Benefits                            15,622              -                   -              15,622
Minority Interest                                        5,111              -              (1,954) (I)          3,157
Total Stockholders' Equity                             251,981         17,157             (17,157) (a1)       250,549
                                                                                           (1,432) (b)

------------------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY           $ 485,334      $  91,716           $  57,719           $ 634,769
------------------------------------------------------------------------------------------------------------------------------------
See notes to unaudited pro forma consolidated financial statements

Church & Dwight Co., Inc and Subsidiaries
Notes to Unaudited Pro Forma Consolidated Financial Statements



(a) For purposes of these pro forma consolidated financial statements, Church & Dwight determined that the value of the total purchase consideration(including fees) of approximately $112,027,000, which includes the 2.1 million shares previously purchased. This is comprised of the following:

100% of the common stock outstanding of USA Detergents        14,192,776 shares @ $7.00 per share    $99,349,000



The Company has also agreed to pay the difference between the exercise price and $7.00 on approximately 1.8 million in-the-money USAD options. This, in addition to any taxes due, is approximately $7,000,000. The following is a summary of the calculation of the purchase price, as described above, as well as the allocation of the purchase price to the fair value of the net assets acquired:


                                                               Shares              Price/share              Dollars
                                                             ----------            -----------         --------------
Total number of shares acquired:                             14,192,776             $  7.00            $   99,349,000
Spread on 1.8 million in-the-money USAD options                                                             7,000,000
Direct merger costs                                                                                         5,678,000
                                                                                                       --------------
Total Purchase Price                                                                                      112,027,000
Less:  Fair value of net assets acquired                                                                   17,533,000
         Deferred Financing costs associated with the merger to be amortized over 3 years.                    935,000
                                                                                                        -------------
Excess purchase price over net assets acquired                                                         $   93,559,000

The book value of the net assets acquired as of March 31, 2001 were $17,157,000.
The fair value of the net assets are estimated to be $17,533,000. The following is a reconciliation between the two:

(a1)  Book value of net assets acquired:                                                               $   17,157,000
(a2)  Adjustment to Plant, Property and Equipment to fair value                                             1,735,000
(a3)  Inventory fair value  adjustment                                                                     (1,000,000)
(a4)  Prepaid expenses fair value adjustment                                                                 (701,000)
(a5)  Other assets fair value adjustment                                                                   (1,084,000)
(a6)  Accrued expense fair value adjustment                                                                (3,800,000)
(a7)  Deferred tax adjustment                                                                               5,226,000
                                                                                                     ----------------
                                                                                                       $   17,533,000


(b) In conjunction with the Armus LLC joint venture, Church & Dwight acquired 10% of the outstanding common stock of USA Detergents and had a contract to purchase an additional 5% on or about January 1,2001. The stock was classified as an "available for sale " security and marked to market through other comprehensive income (loss). The forward contract for the additional 5% was treated the same way. This journal entry eliminates the 10% of the USA Detergents stock the Company previously purchased and the forward contract for an additional 5%, that was purchased during the first quarter 2001.

(c) USA Detergents at March 31, 2001 did not comply with the covenants as detailed in their lending agreements with Finova. As a result, all their long-term debt became a current liability and was reclassified as such. With the completion of the merger, Church & Dwight assumes that USA Detergent will comply with the debt provisions thus, the debt is being reclassified as long-term.

(d)   To record excess purchase price amortization expense
      Excess purchase price                                      $   93,559,000
      Amortization period - 30 years
      Annual amortization                                        $    3,118,633


(e)   To record additional depreciation expense of Property,
      plant and equipment due to fair value adjustment           $    1,735,000
      Depreciation period - 15 years
      Annual depreciation                                        $      115,666

(f)   To record additional interest expense as a result of the merger.

                                                                     Full Year
                                                                        2000
                                                                   -------------
      Average debt excl. mortgage     $134,246,000 @ 6%              $8,054,760
      Mortgage debt                   $10,650,000 @ 10%               1,050,000
      Eliminate USAD interest expense                                (3,631,000)
                                                                    -----------
                                                                     $5,473,760


                                                                    1st Quarter
                                                                        2001
                                                                    -----------
      Average debt excl. mortgage     $130,782,000 @ 6%             $1,961,700
      Mortgage debt                   $10,650,000 @ 10%                262,500
      Eliminate USAD interest expense                                 (766,000)
                                                                   -----------
                                                                    $1,458,200

(g)   To record amortization of deferred financing costs.

(h)   To record tax impact of pro forma adjustments at 37.6%.

(I)   To eliminate intercompany accounts receivable/accounts payable.

(j)   No journal entry.

(k)   To eliminate intercompany sales.

(m)   To eliminate USA Detergents portion of the Armus JV profit.

(n)   To record first quarter excess purchase price amortization.

(o) To record first quarter additional depreciation due to fair value adjustment.

(p)   To record first quarter deferred financing cost amortization.

(q)   To accrue additional interest expense associated with the acquisition.

(r)   To record tax effect of pro forma adjustments.

(s)   To record net income effect of pro forma adjustments.


New Accounting Pronouncements

In July 2001, the FASB issued SFAS No. 141, "Business Combinations" which establishes new standards for accounting and reporting requirements for business combinations and will require that the purchase method of accounting be used for all business combinations initiated after June 30, 2001. Use of the pooling-of-interests method will be prohibited. The Company expects to adopt this statement for transactions that occur after June 30, 2001. This tranaction, as noted, is based on the purchase method of accounting.

In July 2001, the FASB issued SFAS No. 142, "Goodwill and Other Intangible Assets," which supersedes APB Opinion No. 17, "Intangible Assets". Under its changes, SFAS No. 142 establishes new standards for goodwill acquired in a business combination and eliminates amortization of goodwill and instead sets forth methods to periodically evaluate goodwill for impairment. The Company expects to adopt this statement upon its effective date. Goodwill amortization relating to this transaction will continue through December 31, 2001. Starting with fiscal year 2002, Goodwill will be tested for any impairment under the rules set forth.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registration has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                CHRUCH & DWIGHT CO., INC.
                                a Delaware Corporation


Date:  August 3, 2001           By:   /s/ Robert A. Davies III
       --------------                 ---------------------------------------
                                      Robert A. Davies III
                                      Chief Executive Officer